Exhibit 31.2
CERTIFICATIONS
I, George H. Haas, certify that:

1.

I have reviewed this quarterly report on Form 10-Q of Orchid Island Capital,

Inc. (the "registrant");

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit
to state a material fact necessary to make the statements made, in light of the circumstances under
which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this
report, fairly present in all material respects the financial condition,

results of operations and cash
flows of the registrant as of, and for, the periods presented in this report;

4.

The registrant's other certifying officer and I are responsible for establishing and maintaining
disclosure controls and procedures (as defined in Exchange Act Rules

13a-15(e) and 15d-15(e)) and
internal control over financial reporting (as defined in Exchange

Act Rules 13a-15(f) and 15d-15(f))
for the registrant and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and
procedures to be designed under our supervision, to ensure that material information relating to
the registrant, including its consolidated subsidiaries, is made known to us by others within those
entities, particularly during the period in which this report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over
financial reporting to be designed under our supervision, to provide reasonable assurance
regarding the reliability of financial reporting and the preparation of financial statements for
external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in
this report our conclusions about the effectiveness of the disclosure controls and procedures,

as
of the end of the period covered by this report based on such evaluation;

and

d) disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially
affect, the registrant’s internal control over financial reporting; and

5.

The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of
internal control over financial reporting, to the registrant's auditors and the audit committee of the
registrant's board of directors (or persons performing the equivalent functions):

a)
all significant deficiencies and material weaknesses in the design or operation of internal control
over financial reporting which are reasonably likely to adversely affect the registrant's ability to
record, process, summarize and report financial information; and

b)
any fraud, whether or not material, that involves management or other employees who have a
significant role in the registrant's internal control over financial reporting.
Date: April 29, 2022
/s/ George H. Haas, IV
George H. Haas, IV
Chief Financial Officer